Exhibit 99.2

Investor Update
July 2008

Safe Harbor Statement
Statements in this presentation that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the impact that our indebtedness will have on our financial and operating activities and our ability to incur additional debt; the restrictions that financial covenants in our financing agreements will have on our financial and business operations; labor issues; interruptions or disruptions in service at one of our hub airports; our increasing dependence on technology in our operations; our ability to retain management and key employees; the ability of our credit card processors to take significant holdbacks in certain circumstances; the effects of terrorist attacks; and competitive conditions in the airline industry.
Forward-looking statements in this presentation that relate to our proposed merger transaction with Northwest Airlines Corporation include, without limitation, our expectations with respect to the synergies, costs and charges, capitalization and anticipated financial impacts of the merger transaction and related transactions; approval of the merger transaction and related transactions by shareholders; the satisfaction of the closing conditions to the merger transaction and related transactions; and the timing of the completion of the merger transaction and related transactions.
Factors that may cause the actual results to differ materially from the expected results include, but are not limited to, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, due to, among other things, (1) the airline pricing environment; (2) competitive actions taken by other airlines; (3) general economic conditions; (4) changes in jet fuel prices; (5) actions taken or conditions imposed by the United States and foreign governments; (6) the willingness of customers to travel; (7) difficulties in integrating the operations of the two airlines; (8) the impact of labor relations; and (9) fluctuations in foreign currency exchange rates. Other factors include the possibility that the merger does not close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions.
Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in Delta’s Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the fiscal year ended December
31, 2007. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as the date of this presentation and which Delta has no current intention to update.
In connection with the proposed merger, Delta filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4
that includes a preliminary joint proxy statement of Delta and Northwest that also constitutes a prospectus of Delta. At the appropriate time, Delta and Northwest will mail the final joint proxy statement/prospectus to their stockholders. Delta and Northwest urge investors and security holders to read the final joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website
(www.sec.gov). You may also obtain these documents, free of charge, from Delta’s website (www.delta.com) under the tab “About Delta” and then under the heading “Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from
Northwest’s website (www.nwa.com) under the tab “About Northwest” and then under the heading “Investor Relations” and then under the item
“SEC Filings and Section 16 Filings.”
Delta, Northwest and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Delta and Northwest stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Delta and Northwest stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Delta’s executive officers and directors in its definitive proxy statement filed with the SEC on April 25, 2008 related to Delta’s 2008 Annual Meeting of Stockholders. You can find information about
Northwest’s executive officers and directors in its Amendment to its Annual Report on Form 10-K filed with the SEC on April 29, 2008. You can obtain free copies of these documents from Delta and Northwest using the contact information above.

Profitable June 2008 quarter1 despite $1 billion input cost increase from fuel prices
   1 Excluding special charges totaling $1.2 billion

Delta’s Multi-Year Transformation Is Paying Off
• Strong liquidity position and solid balance sheet
• Generating a revenue premium to the industry
• Best in class cost structure
• Consistent top-tier results in operational performance and customer satisfaction
• Led the industry with quick, decisive actions to combat high fuel prices - top line growth, domestic capacity reductions, productivity initiatives, and fuel hedges

Delta/Northwest merger is a game-changing transaction
Strategic Position Enhanced With Northwest Merger
• Merger enables strong unit revenue growth while maintaining industry leading cost performance
• Combination cannot be matched due to unique assets
• Expected to create $2 billion in annual synergies by 2012 with $600 million in one-time cash costs
• Integration risk mitigated with unprecedented pre-merger joint pilot agreement and significant pre-planning of merger activities
• Targeting to close transaction in 4Q08

Unique
Asia slot portfolio
& 787 order book
Optimized &
enhanced Tokyo
hub
1952 US-Japan treaty
governs air-service rights
Extensive domestic
network
KLM JV
4-way JV initiated
Largest immunized JV with
over 30% of transatlantic
capacity
Air France JV
Asia & Canada
Diversified global
network
Capital intensive to
replicate organically
Europe, Middle
East, Africa &
Latin America
100-seaters and
large widebodies
Right plane for the
right route
Capital intensive and
limited order books
Small and mid-
sized aircraft
>$2B cost
savings in
Chapter 11
Best-in-class CASM
Requires Chapter 11
restructuring
>$2B cost
savings in
Chapter 11
Northwest Strength
Difficult to Replicate
+
=
&
Delta Strength
Strategic advantages cannot be replicated by other combinations
Delta / Northwest Combination Creates A Powerful Competitor

$1.2
$0.4
$0.4
$2.0
Initial Synergies
Additional Network Synergies
Additional Cost Synergies
Revised Projection

DELTA

Steady-State Synergy ($B)
Combination Will Deliver $2 Billion In Annual Synergies By 2012
Comprehensive analysis shows significant additional value
• Initial targets established utilizing
 high-level approach
• Refinement of projections through
 detailed analysis by 25
 Delta/Northwest integration teams
 – Includes benefits from combined,
 pre-merger pilot agreement
• Value assigned to structural
 opportunities including affinity card,
 regional jet portfolio and single
 frequent flyer program

% of Synergy
25%
55%
80%
100%
Synergy Phase-in ($B)
Unique Deal Conditions Drive Synergy Realization
Synergies ramp up to full run-rate by 2012
• Unprecedented pre-merger joint
 pilot agreement allows
 acceleration of network
 synergies
• Substantial integration planning
 underway
• SkyTeam partnership, combined
 with transatlantic antitrust
 immunity, allows for headstart in
 joint venture integration

Will have combined seniority list on Day One
Unprecedented Pre-Merger Joint Pilot Contract
• Four-year combined pilot agreement provides
 substantial benefits
 – Contract has pilot leadership approval
 – Expect ratification to be complete by mid-August
• All pilots to receive 2009 pay increase and
 equity stake in the new company
 – Delta pilots receive 3.5%, Northwest pilots 2.38%
 equity stake
• Accelerates ability to realize network synergies
 by achieving an integrated pilot workforce
 – Expands codeshare ability
 – Allows fleet optimization
 – Mitigates risk of labor disruptions

nwa WorldPerks.

DELTA
SKYMILES

WorldPerks
usbank
nwa
Platinum
4000 1234 5678 9010
VISA SIGNATURE
VISA
AMERICAN EXPRESS
DELTA
SKYMILES
3759 876543 21001
C F FROST

DELTA

Significant value expected from aligning affinity cards and loyalty programs
• Combination will create world’s largest
 loyalty program with over 60 million
 members
• Combining loyalty programs and
 affinity cards will provide industry-
 leading opportunities for customers
 • Unmatched options for earning and
 redeeming frequent flyer miles as we
 combine the best of both programs
Combination Will Create World’s Largest Loyalty Program

• Operations: Move to a
 single operating certificate
• Customer: Deliver a
 consistent customer
 experience - employee
 training; standardize
 branding, aircraft interiors
 and liveries, uniforms
• Technology: Transition
 technology systems to a
 single platform
One-Time Cash Integration Costs
Prioritizing activities that drive real value to customers, employees and shareholders
One-Time Cash Integration Costs Reduced To $600 Million

File Hart-Scott
-Rodino with
Department of
Justice and
make other
regulatory
filings
Complete
regulatory
process
Shareholder
approval
(Sept 25)
Close
merger
Begin
integrating
airlines
April 2008
4Q 2008
INTEGRATION PLANNING
• Post-merger leadership team for new Delta announced
• Regulatory review of merger on track to be completed later this year
 • Working with DOJ, European Commission and DOT to provide required information
• Significant pre-merger integration planning underway
 • Established 25 teams to manage integration and drive synergies
 • Goal is a seamless transition for customers on Day One
Targeting To Close Merger By End Of Year

Delta Is Positioned For Long-Term Success
• Differentiating the airline through top-line growth, decisive response to fuel prices, flexible workforce, and merger with Northwest
• Durable financial foundation - merger enables strong unit revenue growth while maintaining industry leading cost performance and solid balance sheet
• Strong liquidity, with substantial cash raising opportunities post closing the
 Northwest merger
• Investments are delivering consistent top-tier results in operational performance and customer satisfaction
• Significant integration risk avoided through unprecedented pre-merger agreements and partnerships

Note: In connection with its emergence from bankruptcy on April 30, 2007, Delta adopted fresh start reporting in accordance with American Institute of Certified Public
Accountants’ Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code.” The adoption of fresh start reporting resulted in Delta’s becoming a new entity for financial reporting purposes. Accordingly, Delta’s consolidated financial statements after April 30, 2007 are not comparable to its financial statements for any period prior to emergence. However, to provide a basis of comparison to prior year results, Delta has combined the results for the four months ended April 30, 2007 with the eight months ended December 31, 2007.
Appendix
Non-GAAP Reconciliations

(In millions, except per share data)	(Successor) Three Months Ended June 30, 2008	(Combined) Three Months Ended June 30, 2007
Net (loss) income	$ (1,044)	$ (1,592)
Items excluded:		
Reorganization items, net	-	(1,339)
Interest earned due to bankruptcy	-	12
Post bankruptcy-related professional fees	-	9
Impairment of goodwill and other intangible assets	1,196	-
Restructuring and related items	104	-
Income tax benefit associated with intangible assets	(119)	-
Total items excluded	1,181	(1,318)
Net income excluding special items and reorganization related items	$ 137	$ 274
Basic and diluted weighted average shares outstanding	395.7	
Basic and diluted income per share excluding special and reorganization related items	$ 0.35

Delta excludes special and reorganization related items because management believes the exclusion of these items is helpful to investors to evaluate the company’s recurring operational performance.
Net Income